SHARE CAPITAL	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
SHARE CAPITAL
SHARE CAPITAL

On February 4, 2016, we received approval from the TSX of our Notice of Intention to make a Normal Course Issuer Bid (the "Bid"). Pursuant to the Bid, we may purchase for cancellation up to 3,149,199 of our common shares, or approximately 9.7% of the common shares outstanding as of the date of the announcement. The Bid commenced on February 9, 2016 and will terminate on the earlier of: (i) February 8, 2017, (ii) the date the Company completes its purchases pursuant to the notice of intention filed with the TSX, or (iii) the date of notice by the Company of termination of the Bid. As of February 29, 2016, we had purchased 549,583 common shares at an average price of $11.18 per share.

On February 29, 2016, we established an automatic share purchase plan in connection with the previously announced Bid with a designated broker to allow for the purchase of Common Shares under the NCIB at times when the Company would ordinarily not be permitted to purchase shares due to regulatory restrictions.

On February 6, 2013, we received regulatory approval allowing us to purchase for cancellation up to 1,529,687 of our common shares by a normal course issuer bid (“the Bid”) on the Toronto Stock Exchange and NASDAQ Global Market.  The Bid commenced on February 14, 2013 and terminated on February 13, 2014.  During the course of the Bid, no purchases and cancellations were made in 2014 (2013 - 510,439 common shares).